UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 22, 2016

ROYAL CARIBBEAN CRUISES LTD.
(Exact Name of Registrant as Specified in Charter)

Republic of Liberia
(State or Other Jurisdiction of Incorporation)

1-11884	98-0081645
(Commission File Number)	(IRS Employer Identification No.)

1050 Caribbean Way, Miami, Florida	33132
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 305-539-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On June 22, 2016, we entered into credit agreements for the financing of the first and second Edge-class ships for Celebrity Cruises which are scheduled for delivery in the fall of 2018 and the first half of 2020, respectively. Each agreement makes available to Royal Caribbean Cruises Ltd., upon acceptance and delivery of the relevant ship, an US dollar-denominated term loan guaranteed 100% by Compagnie Française D’Assurance pour le Commerce Extérieur (“COFACE”), the official export credit agency of France.  The maximum amount of each facility is equal to the US dollar equivalent of 80% of the vessel purchase price plus 100% of the premium payable to COFACE.

Each loan, once assigned to us upon delivery of the ship, will amortize semi-annually and will mature twelve years thereafter.  Interest on each loan is expected to accrue at a fixed rate of 3.225% (inclusive of margin).  The credit agreements contain customary events of default and prepayment events for, among other things, non-payment, breach of covenants, default on certain other indebtedness, certain large judgments and a change of control of the Company.

Certain of the lenders participating in the facility, and affiliates of those parties, provide banking, investment banking and other financial services to us from time to time for which they have received, and will in the future receive, customary fees.

The foregoing description of the provisions of the credit agreements is summary in nature and is qualified in its entirety by reference to the full and complete terms of the credit agreements, copies of which are filed herewith as Exhibit 10.1 and Exhibit 10.2 and incorporated herein by reference.

Item 2.03.   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure required by this item is included in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d)           Exhibits

10.1           Novation Agreement, dated as of June 22, 2016, between Saintiami Finance Ltd., Royal Caribbean Cruises Ltd., Citibank Europe Plc, UK Branch, Citicorp Trustee Company Limited, Citibank N.A., London Branch, HSBC France, Sumitomo Mitsui Banking Corporation Europe Limited, Paris Branch and the banks and financial institutions as lender parties thereto.

10.2           Novation Agreement, dated as of June 22, 2016, between Azairemia Finance Ltd., Royal Caribbean Cruises Ltd., Citibank Europe Plc, UK Branch, Citicorp Trustee Company Limited, Citibank N.A., London Branch, HSBC France, Sumitomo Mitsui Banking Corporation Europe Limited, Paris Branch and the banks and financial institutions as lender parties thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL CARIBBEAN CRUISES LTD.

Date:	June 28, 2016	By:	/s/ Bradley H. Stein
		Name:	Bradley H. Stein Senior Vice President, General Counsel & Secretary
Title: